Exhibit 99

  Joint Filing Information

  Name: Barry Kurokawa

Address:	125 Cambridgepark Drive
Cambridge, MA 02140

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	Barry Kurokawa
By: /s/Barry Kurokawa

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Asset Management, L.L.C.

Address:	125 Cambridgepark Drive
Cambridge, MA 02140

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Asset Management, L.L.C.

By: /s/David B. Musket

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Partners, L.P.

Address:	125 Cambridgepark Drive
Cambridge, MA 02140

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Partners, L.P.

By: ProMed Asset Management, L.L.C., its general partner

By: /s/ David B. Musket

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Partners II, L.P.

Address:	125 Cambridgepark Drive
Cambridge, MA 02140

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Partners II, L.P.

By: ProMed Asset Management, L.L.C., its general partner

By: /s/ David B. Musket

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Management, Inc.

Address:	125 Cambridgepark Drive
Cambridge, MA 02140

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Management, Inc.
By: /s/ David B. Musket

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Offshore Fund, Ltd.

  Address: [TO BE INSERTED]

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Offshore Fund, Ltd.
By: /s/ David B. Musket, its [Director]

  Date: May 19, 2005

  Joint Filing Information

  Name: ProMed Offshore Fund II, Ltd.

  Address: [TO BE INSERTED]

  Designated Filer: David B. Musket

Issuer and Ticker Symbol: Aerogen Inc.	AEGN

Date of Event Requiring Filing:	April 22, 2005

Signature:	ProMed Offshore Fund II, Ltd.
By: /s/ David B. Musket, its [Director]

   Date: May 19, 2005